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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       WELLS REAL ESTATE FUND III, L.P.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:


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                _______________________________________________

                        WELLS REAL ESTATE FUND III, L.P.
                            3885 HOLCOMB BRIDGE ROAD
                            NORCROSS, GEORGIA 30092
                                PROXY STATEMENT

                                  MAY 5, 1997
                _______________________________________________

              STATEMENT REQUESTING CONSENT TO PROPOSED AMENDMENTS
                            TO PARTNERSHIP AGREEMENT

     This Statement Requesting Consent to Proposed Amendments to Partnership Agreement is being mailed to Limited Partners of Wells Real Estate Fund III, L.P. (the "Partnership") on or about May 5, 1997.

     This Statement contains information regarding proposed amendments to the Agreement of Limited Partnership of Wells Real Estate Fund III, L.P. dated July 31, 1988, as amended by the Amendment to Agreement of Limited Partnership of Wells Real Estate Fund III, L.P. dated July 31, 1988, and as further amended by the Second Amendment to Agreement of Limited Partnership of Wells Real Estate Fund III, L.P. dated February 1, 1990 (collectively, the "Partnership Agreement").

     Limited Partners of the Partnership of record as of March 31, 1997, are entitled to vote on this matter. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as in the Partnership Agreement.

     Please review the information contained in this Statement, and complete, sign and return the enclosed consent form by May 31, 1997. In order to be counted, a properly signed consent form must be received by the General Partners at 3885 Holcomb Bridge Road, Norcross, Georgia 30092, on or before July 31, 1997, which is the date the consent form will expire unless consents from Limited Partners owning of record more than 50% of the outstanding Units in the Partnership have been received prior to such date.

     On behalf of the Partnership, the General Partners seek the consent of the Limited Partners to the proposed amendments to the Partnership Agreement described herein.

                PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

EXPLANATION OF PROPOSED AMENDMENTS

     The General Partners propose to amend the Partnership Agreement in the following respects:

     (i) To limit the purposes for which a Limited Partner may obtain a copy of the list of the names, addresses and number of Units owned by the Limited Partners to purposes reasonably related to a Limited Partner's interest as a Limited Partner in the Partnership relative to the affairs of the Partnership, which would prohibit a Limited Partner from obtaining a list of the names, addresses and number of Units owned by each of the Limited Partners for commercial purposes such as making a tender offer to other Limited Partners or the selling of such list or copies thereof;

     (ii) To increase the number of Limited Partners which may require the General Partners to call a meeting of the Limited Partners from Limited Partners holding 10% of the outstanding Units to Limited Partners holding both 25% of the outstanding Units and constituting at least 25% of the total number of Limited Partners on a per capita basis; and

     (iii) To place certain additional restrictions on the admission to the Partnership as substituted Limited Partners on Assignees of Units in the Partnership.

     The Partnership Agreement currently provides that any Limited Partner or his duly authorized representative is entitled to a copy of a list of the names, addresses and number of Units owned by each of the Limited Partners, without any limitations or restrictions as to the purpose for which such Limited Partner may have in requesting such list. The General Partners propose to amend the Partnership Agreement to provide that a Limited Partner would be entitled to a copy of the list of the names, addresses and number of Units owned by each of the Limited Partners only for purposes reasonably related to the Limited Partner's interest as a Limited Partner in the Partnership relative to the affairs of the Partnership, which would include matters related to the General Partners' management of the Partnership or its properties and bona fide disputes with the General Partners, but would exclude commercial purposes such as the making of a tender offer to other Limited Partners or the selling of such list or copies thereof.

     The General Partners believe that amending the Partnership Agreement to limit the purposes for which a Limited Partner may request a list of the names, addresses and number of Units owned by each of the Limited Partners and to prohibit the requesting of such list for commercial purposes will serve to protect the confidentiality of such information and prohibit such information from being used for strictly commercial purposes.

     The Partnership Agreement currently provides that the General Partners are required to call a meeting of the Limited Partners upon the written request of Limited Partners holding 10% or more of the outstanding Units. The General Partners propose to amend the Partnership Agreement to increase the threshold of Limited Partners who would have the right to require the General Partners to call a meeting of the Limited Partners from Limited Partners holding 10% of the outstanding Units to both (i) Limited Partners holding 25% or more of the outstanding Units, and (ii) Limited Partners representing at least 25% of the total number of Limited Partners on a per capita basis.

     The General Partners believe that amending the Partnership Agreement to increase the threshold of Limited Partners who could require the General Partners to call a meeting of the Limited Partners will serve to prevent unnecessary and potentially frivolous Partnership meetings held at the expense of the Partnership which currently can be called by a small percentage of Limited Partners who lack the Majority Vote required to take action at a meeting of the Limited Partners should any such meeting be called.

     The Partnership Agreement currently provides that an Assignee of Units in the Partnership does not have the right to become a substituted Limited Partner in the place of his assignor unless (i) the assignment instrument is in form and substance satisfactory to the General Partners; (ii) the assignor and Assignee execute such other instruments and writings as the General Partners may deem necessary or desirable to effectuate such admission; (iii) the Assignee agrees in writing that he will not, directly or indirectly, create for the Partnership, or facilitate the trading of Units on, a secondary market (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code; and (iv) the Assignee is required to accept, adopt and approve in writing all the terms and provisions of the Partnership Agreement.

     The General Partners propose to amend the Partnership Agreement to add the following two additional conditions upon the admission of an Assignee of Units as a substituted Limited Partner: (i) an Assignee would be required to deliver to the General Partners a legal opinion in such form as the General Partners may require in their sole discretion, accompanied by appropriate evidence of the opinions set forth therein, to the effect that the assignment of Units to said Assignee was conducted strictly in compliance with all applicable state and federal securities laws and regulations, and (ii) the admission of the Assignee to the Partnership as a substituted Limited Partner must be approved by the General Partners in their sole discretion.

     In addition, the General Partners propose to amend the Partnership Agreement to clarify that Assignees who are not admitted to the Partnership as substituted Limited Partners will be entitled to receive distributions and allocations from the Partnership attributable to the Units assigned but will have no right to vote on matters submitted to the Limited Partners for a vote or other rights as a Limited Partner under the terms of the Partnership Agreement unless such Assignee is first formally admitted to the Partnership as a substituted Limited Partner.

     The General Partners believe that amending the Partnership Agreement to require Assignees of Units to deliver a legal opinion confirming securities law compliance and to grant to the General Partners additional discretion to approve of the admission of Assignees of Units to the Partnership as substituted Limited Partners will serve to better ensure securities law compliance in connection with transfers of Units and avoid potentially adverse tax consequences to the Partnership and the Limited Partners which may otherwise result from transfers of Units.

TEXT OF PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     The General Partners propose to amend Section 15.1 of the Partnership Agreement by deleting said Section 15.1 in its entirety and substituting a new
Section 15.1 in lieu thereof, to read as follows:

          "15.1 BOOKS. The General Partners shall maintain full and complete books and records for the Partnership at its principal office, and all Limited Partners and their designated representatives shall have the right to inspect, examine and copy at their reasonable cost such books at reasonable times. The books of account for financial accounting purposes shall be kept in accordance

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     with generally accepted accounting principles.  The books of account for income tax purposes shall be kept on a cash or an accrual basis, as determined in the discretion of the General Partners. Subject to such reasonable procedural standards as may be established by the General Partners from time to time, a Limited Partner or his duly authorized representative, upon paying the costs of duplicating and mailing, shall be entitled to a copy of a list of the names, addresses and number of Units owned by each of the Limited Partners for any purpose reasonably related to the Limited Partner's interest as a Limited Partner relative to the affairs of the Partnership. Purposes which shall be deemed to be included as reasonably related to the Limited Partner's interest as a Limited Partner relative to the affairs of the Partnership shall include matters relating to the General Partners' management of the Partnership or its properties and bona fide disputes with the General Partners, but shall not include commercial purposes such as the making of a tender offer to Limited Partners in the Partnership or the selling of such list or copies thereof."

     The General Partners propose to amend Section 16.4(a) of the Partnership Agreement by deleting said Section 16.4(a) in its entirety and substituting a new Section 16.4(a) in lieu thereof, to read as follows:

          "(a) Meetings of the Limited Partners to vote upon any matters as to which the Limited Partners are authorized to take action under this Agreement may be called at any time by any of the General Partners and shall be called by the General Partners upon the written request of both
     (i) Limited Partners holding 25% or more of the outstanding Units, and
     (ii) Limited Partners representing 25% or more of the total number of Limited Partners on a per capita basis, by delivering written notice within ten days after receipt of such written request, either in person or by registered mail, to the Limited Partners entitled to vote at such meeting to the effect that a meeting will be held at a reasonable time and place convenient to the Limited Partners and which is not less than 15 days nor more than 60 days after the receipt of such request; provided, however, that such maximum periods for the giving of notice and the holding of meetings may be extended for an additional 60 days if such extension is necessary to obtain qualification or clearance under any applicable securities laws of the matters to be acted upon at such meeting or clearance by the appropriate governing agency of the solicitation materials to be forwarded to the Limited Partners in connection with such meeting. The General Partners agree to use their best efforts to obtain such qualifications and clearances. Included with the notice of a meeting shall be a detailed statement of the action proposed, including a verbatim statement of the wording on any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement. All expenses of the meeting and notification shall be borne by the Partnership."

     The General Partners propose to amend Sections 17.5 and 17.6 of the Partnership Agreement by deleting said Sections 17.5 and 17.6 in their entirety and substituting new Sections 17.5 and 17.6 in lieu thereof, to read as follows:

          "17.5 SUBSTITUTED LIMITED PARTNERS. Except as otherwise provided in this Agreement, an Assignee of all or any portion of a Limited Partner's interest in the Partnership shall not have the right to become a substituted Limited Partner in place of his assignor unless (a) the assignment instrument shall have been in form and substance satisfactory to the General Partners; (b) the assignor and Assignee named therein shall have executed and acknowledged such other instrument or instruments as the General Partners may deem necessary or desirable to effectuate such admission, including but not limited to, a power of attorney with provisions more fully described in this Agreement; (c) the Assignee shall agree in writing that he will not, directly or indirectly, create for the Partnership, or facilitate the trading of such interest on, a secondary market (or the substantial equivalent thereof) within the meaning of
     Section 7704 of the Code; (d) the Assignee shall have delivered to the General Partners a legal opinion in form and substance satisfactory to the General Partners, in their sole discretion, accompanied by appropriate evidence of the opinions set forth therein, to the effect that the assignment of Units to said Assignee was conducted strictly in compliance with all applicable state and federal securities laws and regulations, including without limitation, state and federal securities registration requirements, disclosure requirements and takeover disclosure requirements;
     (e) the admission of the Assignee to the Partnership as a substituted Limited Partner shall have been approved by the General Partners in their sole discretion; and (f) the Assignee shall have accepted, adopted and approved in writing all of the terms and provisions of this Agreement, as the same may have been amended. In the event that an Assignee of Units so qualifies to be admitted to the Partnership as a substituted Limited Partner, such Assignee will be recognized by the Partnership as substituted Limited Partner as of the commencement of the first fiscal quarter of the Partnership following the fiscal quarter which includes the effective date of the assignment and in which the foregoing conditions are satisfied, notwithstanding the time consumed in preparing and filing the necessary documents with governmental agencies necessary to effectuate the substitution.

          17.6 ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST WITHOUT SUBSTITUTION. Subject to the transfer restrictions of Section 17.3, a Limited Partner shall have the right to assign all or part of such Limited Partner's economic interest in Units by a written instrument of assignment; provided, however, the Assignee of such Limited Partner's economic interest in Units shall have no right to be admitted to the Partnership as a substituted Limited Partner except in accordance with the provisions of Section 17.5 above. The assigning Limited Partner shall deliver to the General Partners a written instrument of assignment in form and substance satisfactory to the General Partners, duly executed by the assigning Limited Partner or his personal representative or authorized agent, including an executed acceptance by the Assignee of all the terms and provisions of this Agreement and the representations of the assignor

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

     and Assignee that the assignment was made in accordance with all applicable laws and regulations (including investment suitability requirements). Said assignment shall be accompanied by such assurance of genuineness and effectiveness and by such consents or authorizations of any governmental or other authorities as may be reasonably required by the General Partners.
     An Assignee shall be entitled to receive distributions and allocations from the Partnership attributable to the Partnership interest acquired by reason of any such assignment from and after the first day of the fiscal quarter following the fiscal quarter in which the assignment of such interest takes place; provided, however, that such Assignee shall have no right to vote on matters submitted to the Limited Partners for a vote or other rights as a Limited Partner under the terms of this Agreement unless such Assignee is first formally admitted to the Partnership as a substituted Limited Partner in accordance with the provisions of Section 17.5 above. The Partnership and the General Partners shall be entitled to treat the assignor of such Partnership interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership and recorded on its books."

EFFECT OF APPROVAL OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     In the event that the proposed amendments to the Partnership Agreement are approved by holders of a majority of the outstanding Units, (i) Limited Partners will be restricted from obtaining a list of the names, addresses and number of Units held by each of the Limited Partners for commercial purposes; (ii) the threshold number of Limited Partners who will be able to require the General Partners to call a meeting of the Limited Partners will be increased from Limited Partners holding 10% of the outstanding Units to Limited Partners holding both 25% of the outstanding Units and constituting at least 25% of the total number of Limited Partners on a per capita basis; and (iii) additional restrictions will be placed upon the right of Assignees of Units in the Partnership to become admitted to the Partnership as substituted Limited Partners.

EFFECT OF NONAPPROVAL OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     If the General Partners do not receive the requisite number of consents from the Limited Partners to approve the proposed amendments to the Partnership Agreement, the Partnership Agreement would not be amended as proposed hereby, in which event any Limited Partner would continue to have a stated right under the Partnership Agreement to obtain a copy of the list of the names, addresses and number of Units owned by the Limited Partners without regard for the purpose for which such Limited Partner may have had for requesting such list, and Limited Partners owning only 10% of the outstanding Units would continue to have the right under the Partnership Agreement to call a meeting of the Limited Partners.

RECOMMENDATION OF THE GENERAL PARTNERS WITH RESPECT TO THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

     The General Partners recommend that the Limited Partners consent to and approve the proposed amendments to the Partnership Agreement. The General Partners have proposed these amendments to the Partnership Agreement as a result of their knowledge of a specific effort to obtain a list of the names, addresses and number of Units owned by each of the Limited Partners to be used for commercial purposes. There is no present intent on the part of the General Partners at this time to propose further amendments to the Partnership Agreement in future proxy solicitations.

                     REQUIRED APPROVAL OF LIMITED PARTNERS

     Pursuant to the provisions of Section 22.3 of the Partnership Agreement, the Partnership Agreement may be amended with the affirmative vote or written consent of Limited Partners owning of record more than 50% of the then outstanding Units in the Partnership. Accordingly, the consent of holders of at least 11,090,253 of the 22,180,505 outstanding Units in the Partnership of record as of March 31, 1997 are required to authorize and approve the amendments to the Partnership Agreement proposed hereby.

May 5, 1997

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                               [ FORM OF PROXY ]
                                   [ FRONT ]

              CONSENT TO AMENDMENTS TO PARTNERSHIP AGREEMENT OF
                       WELLS REAL ESTATE FUND III, L.P.

                   PLEASE COMPLETE AND RETURN BY MAY 31, 1997


     THE UNDERSIGNED LIMITED PARTNER OF WELLS REAL ESTATE FUND III, L.P. (THE "PARTNERSHIP"), HAVING RECEIVED THE STATEMENT REQUESTING CONSENT TO PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENT DATED MAY 5, 1997 (THE "STATEMENT") RELATING TO THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT OF THE PARTNERSHIP AS DESCRIBED THEREIN (THE "PROPOSED AMENDMENTS"), DOES HEREBY VOTE ALL UNITS HELD OF RECORD BY THE UNDERSIGNED LIMITED PARTNER AS FOLLOWS:

     ADOPTION OF THE PROPOSED AMENDMENTS TO SECTIONS 15.1, 16.4, 17.5 AND 17.6 OF THE PARTNERSHIP AGREEMENT OF WELLS REAL ESTATE FUND III, L.P., AS SPECIFIED IN THE STATEMENT.

 [ ] FOR THE             [ ] AGAINST THE         [ ] ABSTAIN FROM VOTING
     PROPOSED AMENDMENTS     PROPOSED AMENDMENTS     ON THE PROPOSED AMENDMENTS

THIS CONSENT, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER INDICATED ABOVE. IF THIS CONSENT IS PROPERLY SIGNED AND RETURNED, BUT NO BOX IS CHECKED, IT WILL BE VOTED "FOR" THE PROPOSED AMENDMENTS. THIS CONSENT SHALL EXPIRE ON JULY 31, 1997, UNLESS CONSENTS REPRESENTING A SUFFICIENT VOTE OF UNITS TO ADOPT THE PROPOSED AMENDMENTS HAVE BEEN RECEIVED BY THAT DATE. THIS CONSENT MUST BE SIGNED AND DATED.



                            ___________________________________________________
                            SIGNATURE*       DATE     (CAPACITY, IF APPLICABLE)



                            ___________________________________________________
                            SIGNATURE*       DATE     (CAPACITY, IF APPLICABLE)


                            * (PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE ADDRESS LABEL. JOINT OWNERS SHOULD EACH SIGN. TRUSTEES AND OTHERS ACTING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. BENEFICIARIES OF IRAS SHOULD SIGN IN THEIR INDIVIDUAL CAPACITIES.)


              THIS PROXY IS SOLICITED BY THE GENERAL PARTNERS OF
                       WELLS REAL ESTATE FUND III, L.P.

    PLEASE MARK, DATE AND SIGN THE CONSENT AND RETURN TO WELLS CAPITAL, INC.
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                               [ FORM OF PROXY ]
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                              WELLS CAPITAL, INC.
                                P.O. BOX 926040
                         NORCROSS, GEORGIA  30092-9209